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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 1997

                                TRIAD PARK, LLC
             (Exact name of registrant as specified in its charter)

           DELAWARE                  0-22343                      94-3264115
(State or other jurisdiction      (Commission                  (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)


                                3055 TRIAD DRIVE
                          LIVERMORE, CALIFORNIA  94550
                    (Address of principal executive offices)

                                 (510) 449-0606
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 8.          CHANGE IN FISCAL YEAR

         Triad Park, LLC (the "Company") has determined that it is necessary to change its fiscal year end from one ending on September 30 to a fiscal year ending December 31.

         As a limited liability company, the Company is treated as a partnership for federal income tax purposes and is therefore required to use a calendar based fiscal year end whereas the corporation from which the Company was spun-off, Triad Systems Corporation, had a fiscal year based on the twelve months ending on September 30 of each year. The Company filed a Form 10-SB Information Statement dated June 20, 1997 with the Commission, which contained audited information based on the September 30 fiscal year end of Triad Systems Corporation with unaudited information for the six months ended March 31, 1997. Upon completion of the spin-off and effectiveness of the Form 10-SB Information Statement, the Company filed its first Form 10-QSB for the three and six month periods ending June 30, 1997 based on a calendar year end.

         Revised financial statements are being filed concurrent with this Form 8-K in the Company's amended Schedule 14A. In addition, the Company expects to file complete financial statements reflecting the December 31 fiscal year in its Form 10-KSB for the year ended December 31, 1997 (to be filed on or before March 31, 1998).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 8, 1997
                                           TRIAD PARK, LLC

                                           By:  3055 MANAGEMENT CORP.,
                                                its Manager


                                           By:  /s/ James R. Porter
                                                -------------------------------
                                                James R. Porter
                                                Vice President, Secretary and
                                                Chief Financial Officer

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